First Quarter 2021 Earnings Slides May 4, 2021

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 pandemic on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

First Quarter Summary

❑ Financial Performance

- Consolidated revenue of $581.6M ($488.9M excluding purchased vehicles); vehicles sold of 753K
- ADESA gross profit percentage, excluding purchased vehicles of 47.0%*; gross profit/vehicle sold of $264*
- Adjusted EBITDA of $123.2M
  - Includes $17.0M in realized gains from strategic investments
- Operating adjusted EPS of $0.45
  - Includes $43.5M pre-tax of unrealized gains on investment securities or $0.18 per share

❑ Dealer-to-Dealer

- BacklotCars/TradeRev sold 100K vehicles in Q1 2021, an increase of 81% over the prior year
- Completed TradeRev migration to BacklotCars for all U.S. transactions

❑ Balance Sheet

- Generated $164.5M of cash flow from operations; ending cash of $759M
- Net Senior Secured leverage of 0.6x
- Total net debt of 2.98x
- $325M undrawn revolver

* Exclusive of depreciation and amortization

3

4 ANNUAL GUIDANCE ACTUAL (in millions, except per share amounts) 2021 2020 Net income $90 $0.5 Add back: Income tax expense $38 $4.9 Interest expense, net of interest income $125 $127.3 Depreciation and amortization $205 $191.3 EBITDA $458 $324.0 Total Adjusted EBITDA addbacks, net $17 $51.3 Adjusted EBITDA $475 $375.3 Effective tax rate 30% 90.7% Net income (loss) per share – diluted * $0.30 ($0.16) Weighted average diluted shares * 131 129.3 Operating adjusted net income per share - diluted $0.87 $0.51 Weighted average diluted shares – including assumed conversion of preferred shares 165 147.0 Capital expenditures $125 $101.4 Cash taxes $65 $16.6 Cash interest on corporate debt $74 $81.7 2021 Guidance * The company used the two-class method of calculating net income per diluted share. Under the two-class method, net income is reduced by dividends and undistributed earnings to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares.

5 March 31, 2021 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $936 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 35 Total 1,921 Less: Available Cash* (699) Net Debt $1,222 Senior Secured Net Leverage Ratio 0.6 Total Net Debt Ratio 2.98

6 F i r s t Q u a r t e r R e s u l t s

7 KAR Q1 2021 Highlights* ($ in millions, except per share amounts) KAR Q1 2021 Q1 2020 Total operating revenues $581.6 $645.5 Gross profit** $251.2 $250.9 % of revenue** 43.2% 38.9% SG&A $149.0 $162.4 Other income, net $50.2 $2.0 EBITDA $152.2 $89.7 Adjusted EBITDA $123.2 $88.6 Net income $50.9 $2.8 Net income per share – diluted $0.25 $0.02 Weighted average diluted shares 129.7 130.0 Operating adjusted net income per share – diluted $0.45 $0.09 Weighted average diluted shares – including assumed conversion of preferred shares 162.4 130.0 Dividends declared per common share $-- $0.19 Effective tax rate 31.7% 41.7% Capital expenditures $14.5 $29.6 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2021. ** Exclusive of depreciation and amortization

8 ADESA Q1 2021 Highlights* ($ in millions, except RPU) ADESA Q1 2021 Q1 2020 Auction fees $235.5 $255.3 Service revenue $187.6 $236.2 Purchased vehicle sales $92.7 $75.5 Total ADESA Revenue $515.8 $567.0 Gross profit** $198.9 $196.3 % of revenue, excluding purchased vehicles** 47.0% 39.9% SG&A $140.2 $152.4 Other income, net $5.9 $1.9 EBITDA $64.4 $45.1 Adjusted EBITDA $85.9 $54.6 % of revenue 16.7% 9.6% On-premise vehicles sold 349,000 468,000 Off-premise vehicles sold 404,000 394,000 Total vehicles sold 753,000 862,000 Auction fees per vehicle sold $313 $296 Gross profit per vehicle sold** $264 $228 Dealer consignment mix 33% 26% Commercial mix 67% 74% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2021. ** Exclusive of depreciation and amortization

9 AFC Q1 2021 Highlights* * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2021. ** Exclusive of depreciation and amortization *** Excludes Warranty contract revenue ($ in millions, except for revenue per loan transaction) AFC Q1 2021 Q1 2020 Interest and fee income $68.6 $83.8 Other revenue $2.0 $2.7 Provision for credit losses ($4.8) ($16.9) Warranty contract revenue $-- $8.9 Total AFC revenue $65.8 $78.5 Gross profit** $52.3 $54.6 % of revenue** 79.5% 69.6% SG&A $8.8 $10.0 Other income, net $44.3 $0.1 EBITDA $87.8 $44.6 Adjusted EBITDA $37.3 $34.0 Loan transactions 372,000 448,000 Revenue per loan transaction*** $177 $155 Provision for credit losses % of finance receivables 1.0% 3.3% Managed receivables $1,984.4 $1,954.8 Obligations collateralized by finance receivables $1,239.1 $1,349.9

10 H I S T O R I C A L D A TA

11 ADESA Revenue 1Q21 2020 4Q20 3Q20 2Q20 1Q20 2019 4Q19 3Q19 2Q19 Auction Fees $235.5 $887.7 $207.0 $247.6 $177.8 $255.3 $1,115.3 $261.0 $276.0 $294.5 Service Revenue $187.6 $737.4 $173.5 $192.9 $134.8 $236.2 $1,018.2 $243.0 $258.5 $258.6 Purchased Vehicle Sales $92.7 $295.0 $83.7 $86.2 $49.6 $75.5 $295.5 $79.3 $79.1 $79.3 Total ADESA Revenue $515.8 $1,920.1 $464.2 $526.7 $362.2 $567.0 $2,429.0 $583.3 $613.6 $632.4 Gross Profit $198.9 $714.4 $155.8 $217.3 $145.0 $196.3 $908.3 $212.4 $227.4 $239.5 Gross Profit % 38.6% 37.2% 33.6% 41.3% 40.0% 34.6% 37.4% 36.4% 37.1% 37.9% Gross Profit %, Net of Purchased Vehicle Sales 47.0% 44.0% 40.9% 49.3% 46.4% 39.9% 42.6% 42.1% 42.5% 43.3%

12 ADESA Metrics - Annual 1 Includes purchased vehicle sales 2020 2019 2018 2017 2016 Revenue1 $1,920.1 $2,429.0 $2,101.9 $1,937.5 $1,765.3 On-premise vehicles sold 1,511 2,137 2,124 2,189 2,112 Off-premise vehicles sold 1,551 1,647 1,348 991 773 Total vehicles sold 3,062 3,784 3,472 3,180 2,885 Auction fees per vehicle sold $290 $295 $302 $311 $303 Gross profit per vehicle sold $233 $240 $251 $256 $253 Gross profit percentage1 37.2% 37.4% 41.4% 42.0% 41.3% Gross profit percentage, excluding purchased vehicles 44.0% 42.6% 43.9% 43.8% 42.8% Dealer consignment mix 26% 28% 30% 33% 36% Commercial mix 74% 72% 70% 67% 64%

13 ADESA Metrics - Quarter 1 Includes purchased vehicle sales 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 Revenue1 $515.8 $464.2 $526.7 $362.2 $567.0 $583.3 $613.6 $632.4 On-premise vehicles sold 349 328 403 312 468 502 527 553 Off-premise vehicles sold 404 353 468 336 394 385 431 441 Total vehicles sold 753 681 871 648 862 887 958 994 Auction fees per vehicle sold $313 $304 $284 $274 $296 $294 $288 $296 Gross profit per vehicle sold $264 $229 $249 $224 $228 $239 $237 $241 Gross profit percentage1 38.6% 33.6% 41.3% 40.0% 34.6% 36.4% 37.1% 37.9% Gross profit percentage, excluding purchased vehicles 47.0% 40.9% 49.3% 46.4% 39.9% 42.1% 42.5% 43.3% Dealer consignment mix 33% 31% 26% 21% 26% 28% 30% 28% Commercial mix 67% 69% 74% 79% 74% 72% 70% 72%

14 AFC Metrics - Annual 2020 2019 2018 2017 2016 Revenue $267.6 $352.9 $340.9 $301.3 $286.8 Loan Transaction Units (LTU) 1,519 1,783 1,760 1,688 1,718 Revenue per Loan Transaction, Excluding Warranty Contract Revenue $156 $178 $175 $159 $148 Ending Managed Finance Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 Ending Obligations Collateralized by Finance Receivables $1,261.2 $1,461.2 $1,445.3 $1,358.1 $1,280.3 % Vehicles Purchased at Any Auction 87% 84% 83% 85% 83% Active Dealers 10,900 12,900 12,300 12,400 12,200 Vehicles per Active Dealer 15 16 15 15 15 Average Credit Line $290,000 $270,000 $270,000 $250,000 $260,000 Avg Value Outstanding per Vehicle $11,800 $10,000 $10,200 $9,900 $9,500

15 AFC Metrics - Quarter 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 Revenue $65.8 $65.4 $66.9 $56.8 $78.5 $88.0 $88.3 $86.7 Loan Transaction Units (LTU) 372 327 324 420 448 443 442 437 Revenue per Loan Transaction, Excluding “Warranty Contract Revenue” $177 $186 $179 $115 $155 $178 $180 $178 Ending Managed Finance Receivables $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 Ending Obligations Collateralized by Finance Receivables $1,239.1 $1,261.2 $1,101.0 $735.9 $1,349.9 $1,461.2 $1,428.4 $1,422.3

16 AFC Provision for Credit Losses - Annual 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Average Managed Receivables $1,854.8 $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Provision for Credit Losses $38.6 $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 % of Managed Receivables 2.1% 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0%

17 AFC Provision for Credit Losses - Quarterly 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 Ending Managed Receivables $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 Average Managed Receivables $1,947.7 $1,827.9 $1,646.6 $1,751.6 $2,035.0 $2,112.8 $2,090.3 $2,029.6 Provision for Credit Losses $4.8 $2.7 $-- $19.0 $16.9 $9.8 $8.9 $8.4 % of Managed Receivables 1.0% 0.6% 0.0% 4.3% 3.3% 1.9% 1.7% 1.7%

18 A P P E N D I X

19 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

20 Q1 2021 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2021 ADESA AFC Consolidated Net income (loss) ($5.8) $56.7 $50.9 Add back: Income taxes 4.1 19.5 23.6 Interest expense, net of interest income 21.4 9.3 30.7 Depreciation and amortization 44.6 2.4 47.0 Intercompany interest 0.1 (0.1) - EBITDA $64.4 $87.8 $152.2 Non-cash stock-based compensation 4.9 0.7 5.6 Acquisition related costs 1.5 - 1.5 Securitization interest - (6.8) (6.8) (Gain)/Loss on asset sales 1.0 (0.8) 0.2 Severance 0.5 0.2 0.7 Foreign currency (gains)/losses 2.2 - 2.2 Contingent consideration adjustment 11.2 - 11.2 Unrealized gains on investment securities - (43.5) (43.5) Other 0.2 (0.3) (0.1) Total Addbacks/(Deductions) 21.5 (50.5) (29.0) Adjusted EBITDA $85.9 $37.3 $123.2 Revenue $515.8 $65.8 $581.6 Adjusted EBITDA % margin 16.7% 56.7% 21.2%

21 Q1 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2020 ADESA AFC Consolidated Net income (loss) ($18.6) $21.4 $2.8 Add back: Income taxes (5.2) 7.2 2.0 Interest expense, net of interest income 23.7 13.5 37.2 Depreciation and amortization 44.4 3.3 47.7 Intercompany interest 0.8 (0.8) - EBITDA $45.1 $44.6 $89.7 Non-cash stock-based compensation 4.6 0.7 5.3 Acquisition related costs 1.4 - 1.4 Securitization interest - (11.4) (11.4) Loss on asset sales 0.5 - 0.5 Severance 1.8 - 1.8 Foreign currency (gains)/losses 0.4 - 0.4 Other 0.8 0.1 0.9 Total Addbacks/(Deductions) 9.5 (10.6) (1.1) Adjusted EBITDA $54.6 $34.0 $88.6 Revenue $567.0 $78.5 $645.5 Adjusted EBITDA % margin 9.6% 43.3% 13.7%

22 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income and operating adjusted net income per diluted share. (2) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. There was no income tax benefit related to the contingent consideration adjustment because this item is not deductible for income tax purposes. Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2021 2020 Net income (1) $50.9 $2.8 Acquired amortization expense 15.6 14.3 Contingent consideration adjustment 11.2 - Income taxes (2) (4.9) (6.0) Operating adjusted net income $72.8 $11.1 Operating adjusted net income per share − diluted $0.45 $0.09 Weighted average diluted shares 162.4 130.0